                                  EXHIBIT 32.1

                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Isramco, Inc. (the "Company") on Form 10-K for the year ended December 31, 2007 (the "Report") filed with the Securities and Exchange Commission, I, Haim Tsuff, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Company's Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





MARCH 31, 2008             /S/ HAIM TSUFF
                      ---------------------------------
                      HAIM TSUFF
                      CHIEF EXECUTIVE OFFICER
                      (PRINCIPAL EXECUTIVE OFFICER)



A SIGNED ORIGINAL OF THIS STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO ISRAMCO, INC. AND WILL BE RETAINED BY ISRAMCO, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.